SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 24, 2004

PROSOFTTRAINING

(exact name of registrant as specified in its charter)

Nevada	000-21545	87-0448639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 N. 44th Street, Suite 600, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(602) 794-4199

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	EXHIBITS

99.1	Text of Statement read by Robert Gwin and Douglas D. Cole during a call-in conference call on February 24, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On February 24, 2004, Robert Gwin, Chief Executive Officer of ProsoftTraining and Douglas D. Cole, Chief Executive Officer of Trinity Learning Corporation (“Trinity”) each read a statement during a call-in conference call to stockholders and other interested parties concerning the proposed merger between ProsoftTraining and Trinity. The full text of the joint statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOFTTRAINING (Registrant)

Dated: February 24, 2004	By:	/s/ William J. Weronick

Name: William J. Weronick Title: Vice President Finance

INDEX TO EXHIBITS

99.1	Text of Statement read by Robert Gwin and Douglas D. Cole during a call-in conference call on February 24, 2004.